EXHIBIT 99.1

THIRD AMENDMENT TO AMENDED
AND RESTATED lOAN AND SECURITY AGREEMENT
AND LIMITED WAIVER

This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER (this “Amendment”) is dated as of March 2, 2009, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (the “Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”, and together with the Borrower, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

RECITALS

WHEREAS, the Lenders, the Agent, and Obligated Parties have entered into that certain Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of June 20, 2008.

WHEREAS, the Borrower has informed the Lenders and the Agent that, as of December 31, 2008, an Event of Default has occurred under Section 11.1(c) of the Loan Agreement and is continuing, as follows (referred to herein as the “Existing Default”):  the Borrower has failed to maintain the Fixed Charge Coverage Ratio requirement in accordance with Section 10.3.1 of the Loan Agreement for the Covenant Testing Period beginning on December 28, 2008, including for the calendar month ended December 31, 2008.

WHEREAS, the Borrower has also informed the Lenders and the Agent that certain other potential Defaults or Events of Default may have occurred prior to the date of this Amendment under the following sections of the Loan Agreement (referred to herein as the “Potential Defaults”):  (a) the third sentence of Section 9.1.7 insofar as the effect of general economic conditions in the United States as of the date of this Amendment; (b) Section 9.1.17 as to the Existing Default and the other Potential Defaults described herein; (c) Section 9.1.21; (d) the second sentence of Section 9.2 insofar as the effect of general economic conditions in the United States as of the date of this Amendment; and (e) Section 10.2.1 to the extent relating to trade payables incurred in the Ordinary Course of Business.

WHEREAS, the Borrower has requested that the Lenders and the Agent waive the Existing Defaults and the Potential Defaults and amend the Loan Agreement in certain other respects and the Agent and the Lenders have agreed to such waiver and amendments pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1          Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

ARTICLE II

LIMITED WAIVER

SECTION 2.1          Waiver.  The Agent and the Lenders hereby waive the Existing Default and the Potential Defaults and agree not to exercise any rights or remedies available as a result of the occurrence thereof.

SECTION 2.2         Limitation of Waiver.  The waiver granted in Section 2.1 above shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of this Amendment, the Loan Agreement or any other Loan Document, except as expressly set forth herein.  Further, the waiver granted in Section 2.1 above shall not constitute a waiver of any other Default or Event of Default arising as a result of the breach of any other term or provision of this Amendment (including any breach of the minimum EBITDA covenant established pursuant to Section 3.5 below for any period), the Loan Agreement or any other Loan Document or a waiver of any rights or remedies arising as a result of any such other Defaults or Events of Default.

ARTICLE III

AMENDMENTS

SECTION 3.1          The definition of “Applicable Margin” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Applicable Margin: with respect to any Base Rate Loans, 2.00%, and with respect to any LIBOR Rate Loans, 4.50%.

SECTION 3.2                                           The definition of “Charges Reserve” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Charges Reserve: the aggregate of (a) all past due amounts owing by an Obligated Party to any warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person (other than a landlord) who possesses any Collateral or could assert a Lien on any Collateral, plus (b) a reserve at least equal to three months charges that could be payable to any such Person (other than a landlord), unless it has executed a Lien Waiver, plus (c) a reserve equal to all accrued Royalties, whether or not then due and payable by any Obligated Party.

SECTION 3.3         The definitions of “Covenant Testing Period”, “Covenant Testing Trigger Date”, and “Covenant Testing Trigger Amount” set forth in Section 1.1 of the Loan Agreement are hereby deleted in their entirety.

SECTION 3.4          The definition of “Debt” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Debt: as applied to any Person, without duplication, (a) all items that would be included as liabilities on a balance sheet in accordance with GAAP, including Capital Leases, but excluding trade payables incurred in the Ordinary Course of Business that have not been made the subject of a promissory note, installment agreement, or other similar instrument; (b) all Contingent Obligations; (c) all reimbursement obligations in connection with letters of credit issued for the account of such Person; and (d) in the case of Obligated Parties, the Obligations.  The Debt of a Person shall include any recourse Debt of any partnership in which such Person is a general partner or joint venturer.

SECTION 3.5          The definition of “EBITDA” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

EBITDA: determined on a consolidated basis for Borrower and its Subsidiaries, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, non-cash impairment charges, gains or losses arising from the sale of capital assets, gains arising from the write-up of assets, and any extraordinary gains (in each case, to the extent included in determining net income).

SECTION 3.6          The definition of “Fiscal Quarter” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Fiscal Quarter: each period of three consecutive Fiscal Months, commencing on the first day of a Fiscal Year.

SECTION 3.7          A new definition of “Fiscal Month” is hereby added to Section 1.1 of the Loan Agreement in proper alphabetical order to read in its entirety as follows:

Fiscal Month: each fiscal month of Borrower and its Subsidiaries for accounting and tax purposes.

SECTION 3.8          The definition of “Inventory Formula Amount” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Inventory Formula Amount:  the lesser of (i) the sum of 68% of the value of Eligible Base Inventory, plus 50% of the Value of Eligible Surplus Inventory; or (ii) 85% of the NOLV Percentage of Eligible Inventory.  Following March 2, 2009, based on the Inventory appraisal effective as of December 28, 2008, the Inventory Formula Amount shall be calculated using the following monthly NOLV percentages:

Month	NOLV Percentage
March	73.7%
April	74.7%
May	75.8%
June	75.5%
July	73.3%
August	71.6%
September	74.1%
October	78.4%
November	78.3%
December	73.3%
January	72.9%
February	72.8%

Upon receipt of each subsequent Inventory appraisal requested by Agent, the NOLV Percentage will thereafter be updated to reflect the findings of such appraiser and Agent will apply either clause (i) or clause (ii) above (whichever yields the lesser amount) in calculating the Inventory Formula Amount.

SECTION 3.9          The definition of “Restricted Investment” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Restricted Investment: any Investment by Borrower or any of its Subsidiaries, other than (a) Investments in Subsidiaries to the extent existing on the Closing Date; (b) Cash Equivalents that are subject to Agent’s Lien and control, pursuant to documentation in form and substance satisfactory to Agent; (c) Investments made in Team Sales in the Ordinary Course of Business when no Event of Default has occurred and is continuing or would result therefrom, and so long as the aggregate net amount of such Investments made on or after March 2, 2009, does not exceed $1,000,000 (it being understood that the “net” amount shall be calculated as the aggregate Investment made in excess of collections received by the Borrower in respect of amounts due to Team Sales from third parties); (d) Investments made in Value Services in the Ordinary Course of Business consisting of purchases and redemptions of gift card liabilities without the transfer of cash; and (e) loans and advances permitted under Section 10.2.7.

SECTION 3.10        Section 9.1.7 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

9.1.7           Financial Statements.  The consolidated balance sheets, and related statements of income, cash flow and shareholder’s equity, of Borrower and its Subsidiaries that have been and are hereafter delivered to Agent and Lenders, are prepared in accordance with GAAP, and fairly present the financial positions and results of operations of Borrower and its Subsidiaries at the dates and for the periods indicated.  All projections delivered from time to time to Agent and Lenders have been prepared in good faith, based on reasonable assumptions in light of the circumstances at such time.  Since March 30, 2008, there has been no change in the condition, financial or otherwise, of Borrower or its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, except due to the effect of general economic conditions in the United States as of March 2, 2009.  No financial statement delivered to Agent or Lenders at any time contains any untrue statement of a material fact, nor fails to disclose any material fact necessary to make such statement not materially misleading.  Borrower and each of its Subsidiaries is Solvent.

SECTION 3.11        Section 9.1.17 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

9.1.17                      No Defaults.  No event or circumstance has occurred or exists that constitutes a Default or Event of Default that is continuing.  Neither any Obligated Party nor any of its Subsidiaries is in default, and no event or circumstance has occurred or exists that with the passage of time or giving of notice would constitute a default, under any Material Contract or in the payment of any Borrowed Money.  There is no basis upon which any party (other than any Obligated Party or its Subsidiaries) could terminate a Material Contract prior to its scheduled termination date.

SECTION 3.12        Section 9.1.21 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Section 9.1.21     [Intentionally Omitted].

SECTION 3.13        Section 10.3.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Section 10.3.1     Minimum EBITDA.  Achieve EBITDA:

(a) for (i) the Fiscal Month ended February 22, 2009, of not less than ($2,700,000), and (ii) the Fiscal Month ending March 29, 2009, of not less than ($3,500,000);

b) as of each measurement date set forth below, on a cumulative basis for the period from March 30, 2009, through such measurement date, of not less than the corresponding amounts set forth below:

Measurement Date	Minimum EBITDA
April 26, 2009	($1,650,000)
May 24, 2009	($2,700,000)
June 28, 2009	($1,200,000)
July 26, 2009	($200,000)
August 23, 2009	$850,000
September 27, 2009	$800,000
October 25, 2009	($550,000)
November 22, 2009	($2,950,000)
December 27, 2009	$5,550,000
January 24, 2010	$5,300,000
February 21, 2010	$5,450,000
March 28, 2010	$5,350,000

(c) as of the last day of each Fiscal Month thereafter, measured on a trailing twelve Fiscal Month basis, of not less than $5,350,000.

SECTION 3.14        Exhibit B to the Loan Agreement (Form of Compliance Certificate) is hereby replaced with the form of Compliance Certificate attached hereto as Exhibit B.

SECTION 3.15       The Borrower acknowledges and agrees that the Borrower has engaged FTI Consulting, Inc., a certified turnaround professional (the “Consultant”), which was chosen and approved by the Borrower’s Board of Directors and that the Consultant is empowered to prepare cash flow and operating budgets to be presented periodically to the Borrower’s Board of Directors, copies of which will be promptly delivered to, and discussed with, the Agent.  As a material inducement to the Agent and the Lenders to enter into this Amendment and provide the limited waiver set forth above, the Borrower will continue to engage the Consultant (or another certified turnaround professional chosen by the Borrower but reasonably acceptable to the Agent and the Lenders) with such powers and duties until average daily Availability is greater than 10% of the Revolver Commitment for three (3) consecutive months.  Any failure of the Borrower to comply with this Section 3.15 shall constitute an Event of Default.

SECTION 3.16        The Borrower agrees to (i) promptly cause Team Sales to execute and deliver to the Agent such agreements as may reasonably be required to cause Team Sales to guaranty the

Obligations and grant a first priority, perfected security interest (subject only to Permitted Liens) to the Agent in each of the classes of assets as the Borrower has granted as Collateral as security for the Obligations; (ii) as soon as practicable, deliver to the Agent satisfactory certificates of existence, good standing and tax status (as applicable) for Team Sales from the State of California; and (iii) following delivery of the items required by clause (ii) above, cause Team Sales to ratify its guaranty and security agreement (and other agreements) delivered pursuant to clause (i) above and, if requested by the Agent, cause counsel for Team Sales to deliver to the Agent a favorable opinion covering the due authorization, execution, delivery and enforceability of such documents and ratifications, non-contravention and perfection of the foregoing security interests, all consistent with the opinions delivered on behalf of the Borrower and Value Services on the Closing Date.  Any failure of the Borrower to comply with this Section 3.16 shall constitute an Event of Default.

ARTICLE IV

ACKNOWLEDGEMENTS

SECTION 4.1          Acknowledgements by Obligated Parties.  As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

(a)           Recitals True.  Each of the Recitals set forth above is true and correct.

(b)           Acknowledgment of Liens and Obligations.  The Borrower is indebted to the Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by the Borrower to the Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and the Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations.  No Obligated Party will contest any of the foregoing.

(c)           Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to the Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) the Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

(d)           No New Defaults. No Default or Event of Default has occurred other than the Existing Default and the Potential Defaults.

(e)           Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

(f)           Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

(g)           Representations and Warranties in the Loan Agreement.  Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document (except as otherwise set forth herein and in the First Amendment, and except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date).

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof.

ARTICLE V

CONDITIONS PRECEDENT

SECTION 5.1          Conditions Precedent.  This Amendment shall not be binding upon the Lenders and the Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent and Agent has informed Borrower in writing that such conditions precedent have either been satisfied or waived by Agent.

(a)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto);

(b)           No Default or Event of Default shall have occurred and be continuing other than the Existing Default and the Potential Defaults.

(c)           The Obligated Parties shall have delivered to the Agent an executed counterpart of this Amendment;

(d)           The Obligated Parties shall have paid to the Agent all costs and expenses owed to and/or incurred by the Agent arising in connection with this Amendment; and

(e)           All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1         Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment.  Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

SECTION 6.2         Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, the Agent, and their respective successors and permitted assigns.

SECTION 6.3          Counterparts.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

SECTION 6.4          Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

SECTION 6.5         Expenses of the Lenders and the Agent.  Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand:  (a) all costs and expenses incurred by the Lenders and the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel.

SECTION 6.6          Choice of Law; Jury Trial Waiver; Etc.  This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).  To the fullest extent not prohibited by Applicable Law, each of the parties hereto waives its right to a trial by jury, if any, in any action to enforce, defend, interpret, or otherwise concerning this Amendment.  Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

SECTION 6.7          Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

SECTION 6.8         Acknowledgements and Release.  The Obligated Parties hereby acknowledge that:  (a) they have no defenses, claims or set-offs to the enforcement of the Obligations on the date hereof; (b) to their knowledge, the Lenders and the Agent have fully performed all undertakings and obligations owed to the Obligated Parties as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, the Lenders and the Agent do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents.

THE OBLIGATED PARTIES HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE EACH “INDEMNITEE” (AS DEFINED IN THE LOAN AGREEMENT) (EACH INDEMNITEE, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT THE OBLIGATED PARTIES MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY INDEMNITEE THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR AGENT’S ADMINISTRATION OF AND ACTIONS UNDER THE LOAN AGREEMENT OF ANY OTHER LOAN DOCUMENT (EACH, A “RELEASED CLAIM”).

THE OBLIGATED PARTIES INTEND THE ABOVE RELEASE OF RELEASED CLAIMS TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE OBLIGATED PARTIES ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH RELEASED CLAIMS, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS AS A RELEASE OF RELEASED CLAIMS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

Without limiting the restrictions on the Obligated Parties to sell or assign any rights under the Loan Agreement and the other Loan Documents, the Obligated Parties represent and warrant that they have not heretofore sold, assigned, transferred, pledged hypothecated or purported to have sold, assigned, transferred, pledged or hypothecated any Released Claim.  The Obligated Parties further represent and warrant that Obligated Parties are the sole Obligated Parties under the Loan Agreement and the other Loan Documents and are the sole owner and holder of all Released Claims.

SECTION 6.9          Representation by Counsel.  The Obligated Parties represent and warrant that they have been represented by independent counsel throughout their negotiation, review and execution of this amendment.

SECTION 6.10       Jointly Drafted Agreement.  This Amendment shall be construed as though each of Agent, the Lenders and the Obligated Parties participated equally in its drafting and, it shall be interpreted, wherever possible, to make it valid and effective.  If any part of this Amendment is determined to be invalid, unenforceable or prohibited, only that part should be affected and the rest shall be enforced as written here.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC.,
a Delaware corporation

By:  /s/ Craig Levra

Name:  Craig Levra
Title:    Chairman & CEO

SPORT CHALET VALUE SERVICES, LLC,
a Virginia limited liability company

By:  /s/ Howard Kaminsky

Name:  Howard Kaminsky
Title:    Manager

BANK OF AMERICA, N.A.

By:  /s/ Stephen King

Name:  Stephen King
Title:    SVP

Exhibit B

Exhibit B
to
Amended and Restated Loan and Security Agreement

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ________________, 20__

To:           Bank of America, N.A., as Agent
55 South Lake Avenue, Suite 900
Pasadena, CA  91107
Attention: Business Capital/URGENT; Portfolio Manager

Ladies and Gentlemen:

Reference is made to the Amended and Restated Loan and Security Agreement dated as of June ___, 2008, as amended (“Loan Agreement”), among SPORT CHALET, INC., a Delaware corporation (“Borrower”), each of Borrower’s Subsidiaries party thereto from time to time as Obligated Parties, BANK OF AMERICA, N.A., as administrative agent (“Agent”) for the financial institutions from time to time party to the Loan Agreement (“Lenders”), and such Lenders.  Terms are used herein as defined in the Loan Agreement.

The undersigned Senior Officer hereby certifies as of the date hereof that he/she is the __________________ of Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to Agent on the behalf of Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.           Attached hereto as Schedule 1 are the year-end audited financial statements of Borrower and its Subsidiaries required by Section 10.1.2(a) of the Loan Agreement for the Fiscal Year ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.           Attached hereto as Schedule 1 are the unaudited financial statements required by Section 10.1.2(b) of the Loan Agreement for the Fiscal Quarter ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject to normal year-end adjustments and the absence of footnotes.

[Use following paragraph 1 for month -end financial statements]

1.           Attached hereto as Schedule 1 are the unaudited financial statements required by Section 10.1.2(c) of the Loan Agreement for the month ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject to normal year-end adjustments and the absence of footnotes.

2.           The undersigned has reviewed and is familiar with the terms of the Loan Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.           A review of the activities of Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period Borrower and its consolidated Subsidiaries performed and observed all their Obligations under the Loan Documents.

4.   [select one:]

[To the knowledge of the undersigned during such fiscal period, each Obligated Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default or Event of Default has occurred and is continuing.]

--or--

[The following covenants or conditions have not been performed or observed and the following is a list of each such Default or Event of Default and its nature and status:]

5.           The representations and warranties contained in Section 9 of the Loan Agreement and all representations and warranties of any Obligated Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects (without giving effect to any materiality qualifiers contained therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without giving effect to any materiality qualifiers contained therein) as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 9.1.7 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 10.1.2 of the Loan Agreement, including the statements in connection with which this Compliance Certificate is delivered.

6.           The information set forth on Schedule 2 attached hereto is true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ________________, 20__.

BORROWER:

SPORT CHALET, INC.,
A Delaware corporation

By:

Name:
Title:

SCHEDULE 1
to Compliance Certificate
Financial Statements
[attached]

SCHEDULE 2
to Compliance Certificate
($ in 000’s)

FINANCIAL COVENANT ANALYSES AND CALCULATIONS

For the Month/Fiscal Quarter/Year ended __________________, 20__ (“Statement Date”) and calculated as of the [month ended on the Statement Date][period beginning April 1, 2009, and ended on the Statement Date][twelve consecutive month period ended on the Statement Date] (the “Subject Period”)

I.	EBITDA for the Subject Period:

1.	Net income:	$__________
2.	Interest expense:	$__________
3.	Provision for income taxes:	$__________
4.	Depreciation expenses:	$__________
5.	Amortization expenses:	$__________
6.	Non-Cash Impairment Charges:	$__________
7.	Gains arising from the sale of capital assets:	$__________
8.	Losses arising from the sale of capital assets:	$__________
9.	Gains arising from the write-up of assets:	$__________
10.	Extraordinary gains:	$__________
11.	EBITDA (Lines I.1 + 2 + 3 + 4 + 5 +6 – 7 + 8 – 9 – 10
	(in each case, to the extent included in determining net income)):	$__________